Exhibit 10.14

AMENDMENT NO. 1 TO LINE OF CREDIT

          AMENDMENT NO. 1 (this “Amendment”) dated as of February 23, 2009 to REVOLVING LINE OF CREDIT (as amended, modified or supplemented prior to the date hereof, the “Line of Credit”) dated as of August 27, 2008, among ENVERSA COMPANIES LLC (the “Borrower”) and INTERNET UNIVERSITY, INC. (the “Lender”). All capitalized terms used but not defined herein shall have the same meanings herein as in the Line of Credit.

          WHEREAS, the parties to the Line of Credit desire to amend the Line of Credit in order to, among other things, extend the maturity date of the Line of Credit and provide a schedule for payments thereunder all on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Cornerworld Corporation (the “Parent”) and the Lender, intending to be legally bound, hereby agree as follows:

          1. Amendments.

a.	Maturity Date. The parties hereto agree that the second to last sentence of the second paragraph of the Line of Credit is hereby amended and restated in its entirety as follows:

“All principal hereof, together with all accrued and unpaid interest thereon, shall be due and payable on demand or, if not sooner demanded, on February 22, 2010.”

b.	Payments. The parties hereto agree that the following language shall be added as an additional paragraph to the Line of Credit as follows:

“Payments shall be made in accordance with Schedule A hereto. If any amount becomes due and payable hereunder on a Saturday, Sunday or public or other banking holiday under the law of the State of New York, with respect to such amount the payment date shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.”

c.	Schedule A. The parties hereto agree that the following Schedule A shall be added to the Line of Credit as follows:

Schedule A

Scheduled Payment Date	Amount

April 1, 2009	$15,000
May 1, 2009	$15,000
June 1, 2009	$15,000
July 1, 2009	$15,000

August 1, 2009	$15,000
September 1, 2009	$15,000
October 1, 2009	$15,000
November 1, 2009	$30,000
December 1, 2009	$30,000
January 1, 2010	$30,000
February 1, 2010	$30,000
February 22, 2010	all outstanding principal amounts

         2. Effectiveness. This Amendment shall be effective (the “Effective Date”) upon the occurrence of both of the following:

a. delivery to the Lender of signature pages to this Amendment signed on behalf of the Borrower and

b. the issuance of 3,000,000 shares of common stock, par value $0.001 per share, of the Parent to the Lender (the “Shares”).

          3. Balance. Within 10 days of the Effective Date, the outstanding amount of the Line of Credit shall not exceed $400,000. In the event that the outstanding amount of the Line of Credit shall exceed such amount at that time, the Borrower shall pay to the Lender the excess amount necessary by the end of the 10th day after the Effective Date.

          4. Legend. The Shares will bear a legend substantially in the form presented below:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITY UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

          5. No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Line of Credit or any of the other loan documents or constitutes a course of conduct or dealing among the parties. Except as amended hereby, the Line of Credit and other loan documents remain unmodified and in full force and effect. All references in the loan documents to the Line of Credit shall be deemed to be references to the Line of Credit as amended hereby.

          6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

          7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their successors and assigns.

          8. Further Assurance. The Borrower hereby agrees from time to time, as and when requested by the Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment and the Line of Credit.

          9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          10. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

ENVERSA COMPANIES LLC

By:	/s/ Scott Beck
Name: Scott Beck
Title: Chief Executive Officer and President

PARENT:

CORNERWORLD CORPORATION

By:	/s/ Scott Beck
Name: Scott Beck
Title: Chairman and Chief Executive Officer

LENDER:

INTERNET UNIVERSITY, INC.

By:	/s/ Marc Blumberg
Name: Marc Blumberg
Title: Senior Vice President

[Signature page to Amendment No. 1 to Line of Credit]